SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported):
October 18, 2002

ADVOCAT INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-12996	62-1559667

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

277 Mallory Station Road, Suite 130 Franklin, Tennessee 37067
(Address of principal executive offices)

(615) 771-7575
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address,
if changed since last report)

SIGNATURES
Exhibit Index
PRESS RELEASE

Item 5. Other Events.

For the purpose of informing the market, the Registrant announces the retirement of its CEO and Chairman, Charles W. Birkett, M.D. and the resignation of its President, Charles H. Rinne. A press release dated October 18, 2002 is attached to this Report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC.

	By:	/s/ William R. Council, III William R. Council, III Chief Financial Officer

Date: October 18, 2002

Exhibit Index

Exhibit No.

99.1          Press release dated October 18, 2002.

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